                                                                   Exhibit 4.1

- --------------------------------------------------------------------------------



                          HOUGHTON MIFFLIN COMPANY
                                     TO

                      THE FIRST NATIONAL BANK OF BOSTON
                                               Trustee


                                ____________


                                  Indenture

                         Dated as of March 15, 1994



- --------------------------------------------------------------------------------

                            HOUGHTON MIFFLIN COMPANY

Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of March 15, 1994



Trust Indenture
Act Section                                                    Indenture Section
- ----------------                                               -----------------
(S) 310(a)(1)............................................................... 609
       (a)(2)............................................................... 609
       (a)(3).................................................... Not Applicable
       (a)(4).................................................... Not Applicable
       (b).................................................................. 608
(S) 311(a).................................................................. 610
       (b).................................................................. 610
       (b)(2)............................................................... 610
(S) 312(a).................................................................. 701
       (b)............................................................... 702(b)
       (c)............................................................... 702(c)
(S) 313(a).................................................................. 703
       (b).................................................................. 703
       (c).................................................................. 703
       (d).................................................................. 703
(S) 314(a)....................................................... Not Applicable
       (b)....................................................... Not Applicable
       (c)(1)............................................................... 102
       (c)(2)............................................................... 102
       (c)(3).................................................... Not Applicable
       (d)....................................................... Not Applicable
       (e).................................................................. 102
(S) 315(a)....................................................... Not Applicable
       (b)....................................................... Not Applicable
       (c)....................................................... Not Applicable
       (d)....................................................... Not Applicable
       (d)(1).................................................... Not Applicable
       (d)(2).................................................... Not Applicable
       (d)(3).................................................... Not Applicable
       (e).................................................................. 514
(S) 316(a).................................................................. 104
       (a)(1)(A)............................................................ 502
                                                                             512
       (a)(1)(B)............................................................ 513
       (a)(2).................................................... Not Applicable
       (b).................................................................. 508
(S) 317(a)(1)............................................................... 503
       (a)(2)............................................................... 504
       (b)................................................................. 1003
(S) 318(a).................................................................. 108
- ---------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.


                              TABLE OF CONTENTS
                              -----------------
                                                                         PAGE
                                                                         ----

RECITALS OF THE COMPANY ..................................................  1

                                  ARTICLE I

           DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
Section 101.       Definitions...........................................   1

                   Act...................................................   2
                   Affiliate.............................................   2
                   Attributable Debt.....................................   2
                   Authenticating Agent..................................   3
                   Board of Directors....................................   3
                   Board Vote............................................   3
                   Book-Entry Security...................................   3
                   Business Day..........................................   3
                   Commission............................................   3
                   Common Stock..........................................   4
                   Company...............................................   4
                   Company Request; Company Order........................   4
                   Corporate Trust Office................................   4
                   corporation...........................................   4
                   Defaulted Interest....................................   4
                   Depository............................................   4
                   Dollar or $ ..........................................   4
                   Euro-clear............................................   4
                   Event of Default......................................   4
                   Exchange Date.........................................   5

                   Funded Debt...........................................   5
                   Global Security.......................................   5
                   Holder................................................   5
                   -------------

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.


                                                                          PAGE
                                                                          ----
                   Indenture.............................................   5
                   interest..............................................   5
                   Interest Payment Date.................................   5
                   Maturity..............................................   5
                   Officers' Certificate.................................   5
                   Opinion of Counsel....................................   6
                   Original Issue
                   Discount Security. ...................................   6
                   Outstanding...........................................   6
                   Paying Agent..........................................   7
                   Person................................................   7
                   Place of Payment......................................   7
                   Predecessor Security..................................   7
                   Principal; principal amount...........................   8
                   Redemption Date.......................................   8
                   Redemption Price......................................   8
                   Registered Security...................................   8
                   Regular Record Date...................................   8
                   Responsible Officer...................................   8
                   Securities............................................   9
                   Security Register.....................................   9
                   Security Registrar....................................   9
                   Special Record Date...................................   9
                   Stated Maturity.......................................   9
                   Subsidiary............................................   9
                   Trustee...............................................   9
                   Trust Indenture Act...................................   10
                   United States.........................................   10
                   United States Alien...................................   10
                   U.S. Government Obligations..... .....................   10
                   Vice President........................................   11
                   Yield to Maturity.....................................   11

Section 102.       Compliance Certificates and Opin-
                   ions..................................................   11
Section 103.       Form of Documents Delivered to
                   Trustee...............................................   12
Section 104.       Acts of Holders.......................................   12
Section 105.       Notices, Etc., to Trustee and
                   Company...............................................   16
Section 106.       Notice to Holders of Securities;
                   Waiver................................................   17
Section 107.       Language of Notices, Etc..............................   18
Section 108.       Conflict with Trust Indenture Act.....................   18
Section 109.       Effect of Headings and Table of
                   Contents..............................................   18
Section 110.       Successors and Assigns................................   18
Section 111.       Separability Clause...................................   18
Section 112.       Benefits of Indenture.................................   18
Section 113.       Governing Law.........................................   18
Section 114.       Legal Holidays........................................   19

                                                                           PAGE
                                                                           ----
                                 ARTICLE II

                               SECURITY FORMS
Section 201.       Forms Generally.......................................   19
Section 202.       Form of Trustee's Certificate of
                   Authentication........................................   20
Section 203.       Securities in Global Form.............................   20
Section 204.       Form of Legend for Book-Entry
                   Securities............................................   21
Section 205.       Additional Provisions Required in
                   Global Security.......................................   22

                                 ARTICLE III

                               THE SECURITIES
Section 301.       Amount Unlimited; Issuable in
                   Series................................................   22
Section 302.       Denominations.........................................   26
Section 303.       Execution, Authentication, Deliv-
                   ery and Dating........................................   26
Section 304.       Temporary Securities..................................   28
Section 305.       Registration, Registration of
                   Transfer and Exchange.................................   31
Section 306.       Mutilated, Destroyed, Lost and
                   Stolen Securities.....................................   34
Section 307.       Payment of Interest; Interest
                   Rights Preserved......................................   35
Section 308.       Persons Deemed Owners.................................   37
Section 309.       Cancellation..........................................   37
Section 310.       Computation of Interest...............................   38
Section 311.       Electronic Security Issuance..........................   38


                                 ARTICLE IV

                         SATISFACTION AND DISCHARGE
Section 401.       Satisfaction and Discharge of
                   Indenture.............................................   39
Section 402.       Application of Trust Money............................   40
Section 403.       Satisfaction, Discharge and De-
                   feasance of Securities of any
                   Series................................................   41


                                                                           PAGE
                                                                           ----

                                  ARTICLE V

                                  REMEDIES

Section 501.       Events of Default.....................................   44
Section 502.       Acceleration of Maturity; Rescis-
                   sion and Annulment....................................   46
Section 503.       Collection of Indebtedness and
                   Suits for Enforcement by Trustee......................   48
Section 504.       Trustee May File Proofs of Claim......................   49
Section 505.       Trustee May Enforce Claims With-
                   out Possession of Securities..........................   50
Section 506.       Application of Money Collected........................   50
Section 507.       Limitation on Suits...................................   51
Section 508.       Unconditional Right of Holders to
                   Receive Principal, Premium and
                   Interest..............................................   52
Section 509.       Restoration of Rights and Reme-
                   dies..................................................   52
Section 510.       Rights and Remedies Cumulative........................   52
Section 511.       Delay or Omission Not Waiver..........................   53
Section 512.       Control by Holders of Securities......................   53
Section 513.       Waiver of Past Defaults...............................   54
Section 514.       Undertaking for Costs.................................   55
Section 515.       Waiver of Stay or Extension Laws......................   55

                                 ARTICLE VI

                                 THE TRUSTEE
Section 601.       Certain Rights of Trustee.............................   56
Section 602.       Not Responsible for Recitals or
                   Issuance  of Securities...............................   57
Section 603.       May Hold Securities...................................   57
Section 604.       Money Held in Trust...................................   58
Section 605.       Compensation and Reimbursement........................   58
Section 606.       Resignation and Removal; Appoint-
                   ment of Successor.....................................   59
Section 607.       Acceptance of Appointment by Suc-
                   cessor................................................   61
Section 608.       Disqualification; Conflicting
                   Interests.............................................   62
Section 609.       Corporate Trustee Required; Eli-
                   gibility..............................................   62
Section 610.       Preferential Collection of Claims
                   Against Company.......................................   63
Section 611.       Merger, Conversion, Consolidation
                   or Succession to Business.............................   63
Section 612.       Appointment of Authenticating
                   Agent.................................................   63

                                                                           PAGE
                                                                           ----
                                 ARTICLE VII

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY
Section 701        Company to Furnish Trustee Names
                   and Addresses of Holders..............................   66
Section 702.       Preservation of Information; Com-
                   munications to Holders................................   66
Section 703.       Reports by Trustee....................................   68


                                ARTICLE VIII

                CONSOLIDATION, MERGER, SALE, LEASE, TRANSFER
                            OR OTHER DISPOSITION
Section 801.       Company May Consolidate, Etc. Only on Certain Terms...   69
Section 802.       Successor Substituted.................................   70

                                 ARTICLE IX

                           SUPPLEMENTAL INDENTURES
Section 901.       Supplemental Indentures Without
                   Consent of Holders....................................   71
Section 902.       Supplemental Indentures with Con-
                   sent of Holders.......................................   72
Section 903.       Execution of Supplemental Inden-
                   tures.................................................   74
Section 904.       Effect of Supplemental Indentures.....................   75
Section 905.       Conformity with Trust Indenture
                   Act...................................................   75
Section 906.       Reference in Securities to Sup-
                   plemental Indentures..................................   75

                                  ARTICLE X

                                  COVENANTS
Section 10001.     Payment of Principal, Premium and
                   Interest..............................................   76
Section 10002.     Maintenance of Office or Agency.......................   76
Section 10003.     Money for Securities Payments to
                   Be Held in Trust......................................   77
Section 10004.     Additional Amounts....................................   78
Section 10005.     Existence.............................................   79
Section 10006.     [Intentionally Omitted]...............................   79
Section 10007.     Limitation on Liens...................................   79
Section 10008.     Limitation on Sale and Lease-Back
                   Transactions..........................................   81

                                                                           PAGE
                                                                           ----

Section 10009.     Statement by Officers as to De-
                   fault.................................................   81
Section 10010.     Waiver of Certain Covenants...........................   82
Section 10011.     Defeasance of Certain Obligations.....................   82


                                 ARTICLE XI

                          REDEMPTION OF SECURITIES
Section 1101.      Applicability of Article..............................   85
Section 1102.      Election to Redeem; Notice to
                   Trustee...............................................   85
Section 1103.      Selection by Trustee of Securi-
                   ties to Be Redeemed...................................   85
Section 1104.      Notice of Redemption..................................   86
Section 1105.      Deposit of Redemption Price...........................   87
Section 1106.      Securities Payable on Redemption
                   Date..................................................   87
Section 1107.      Securities Redeemed in Part...........................   88

                                 ARTICLE XII

                                SINKING FUNDS
Section 1201.      Applicability of Article..............................   88
Section 1202.      Satisfaction of Sinking Fund Pay-
                   ments with Securities.................................   89
Section 1203.      Redemption of Securities for
                   Sinking Fund..........................................   89

Exhibit A.         Form of Registered Security Which
                   Is Not An Original Issue Discount
                   Security..............................................  A 1
Exhibit B.         Form of Registered Security Which
                   Is An Original Issue Discount
                   Security..............................................  B 1
Exhibit C.         Forms of Certification................................C.1-1

     INDENTURE, dated as of March 15, 1994, between Houghton Mifflin Company, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (herein called the "Company"), having its principal office at One Beacon Street, Boston, Massachusetts 02108, and The First National Bank of Boston, a national banking association, as Trustee (herein called the "Trustee").

                           RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Secu-rities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as follows:


                                   ARTICLE I

                      DEFINITIONS AND OTHER PROVISIONS
                           OF GENERAL APPLICATION

SECTION 101.    Definitions.
                -----------

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of this instrument; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similarly import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms used principally in Article Six are defined in that Article.

     "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Attributable Debt" shall mean, at the time of determination, the present value (discounted at the interest rate, compounded semiannually, equal to the weighted average Yield to Maturity of the Securities then Outstanding hereunder, such average being weighted by the principal amount of the Securities of each series or, in the case of Original Issue Discount Securities, such amount to be determined as provided in the definition of "Outstanding") of the obligation of a lessee for net rental payments during the remaining term of any lease (including any period for which such lease has been extended) entered into in connection with a sale and lease-back transaction.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 612 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Vote" means a copy of a vote certified by the Secretary and Clerk or by an Assistant Clerk of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Book-Entry Security" means a Security bearing the legend specified in
Section 204, evidencing all or part of a series of Securities, issued to the Depository for such series or its nominee, and registered in the name of such Depository or nominee. Book-Entry Securities shall not be deemed to be securities in global form for purposes of Sections 201 and 203 and Article Three of the Indenture.

     "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law or executive order to close.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board and President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary and Clerk or by an Assistant Clerk, and delivered to the Trustee.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered.

     "corporation" means a corporation, association, company, joint-stock company or business trust.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Depository" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Book-Entry Securities, the clearing agency registered under the Securities Exchange Act of 1934, as amended, specified for that purpose as contemplated by Section 301.

     "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

     "Euro-clear" means the operator of the Euro-clear System.

     "Event of Default" has the meaning specified in Section 501.

"Exchange Date" has the meaning specified in Section 304.

     "Funded Debt" shall mean indebtedness for money borrowed which by its terms matures at, or is extendible or renewable at the option of the obligor, to a date more than twelve months after the date of the creation of such indebtedness.

     "Global Security" means a Security in the form prescribed in Section 205 evidencing all or part of a series of Securities, issued to the Depository for such series or its nominee, and registered in the name of such Depository or nominee.

     "Holder", when used with respect to any Security, means in the case of a Registered Security, the Person in whose name the Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

     "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board and the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary and Clerk or by an Assistant Clerk, of the

Company, and delivered to the Trustee. One of the Officers signing an Officers' Certificate given pursuant to Section 1009 shall be the principal executive, financial or accounting officer of the Company.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities appertaining thereto; provided that, if
                                                              --------
     such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
- --------  -------
principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, and (ii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of and any premium and interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 1002, the principal of and any premium and interest on the Securities of that series are payable as specified as contem-plated by Section 301.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Principal" or "principal amount" means, with respect to (a) any security that is not (1) an Original Issue Discount Security or (2) an Original Issue Discount Security with respect to which interest has commenced accruing at regularly scheduled intervals and not as a result of any failure to pay amounts due as a result of acceleration of maturity, redemption or repurchase, the stated principal amount of such Security due at maturity [plus the premium, if any, on such Security] and (b) with respect an any Original Issue Discount Security, except as provided in clause (a) above, with respect to (1) the determination of Holders entitled to Act with respect to any matter, the amount of principal of such Securities payable as of the date of determination upon acceleration of Maturity and (2) any amount to be paid with respect to such Securities other than (A) amounts payable after the date on which original issue discount ceases to accrete as described in clause (a)(2) above or (B) at maturity (and other than interest, if any, or premium, if any, thereon), the accreted value of such Securities as of the date of payment.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registered Security" means any Security in the form set forth in either Exhibit A or Exhibit B to this Indenture or established pursuant to Section 201 which is registered in the Security Register.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Responsible Officer", when used with respect to the Trustee, means any officer in the Corporate Trust Department or any other officer of the Trustee customarily performing functions similar to those performed by any of such officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" shall mean any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company, or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

     "U.S. Government Obligations" means direct obligations of the United
States for the payment of which its full faith and credit is pledged, or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Sec-tion 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligations or a specific payment of or interest on any such U.S. Government Obligations held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of principal of or interest on the U.S. Government Obligations evidenced by such depository receipt.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     "Yield to Maturity" means the yield to maturity on a series of securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

SECTION 102.    Compliance Certificates and Opinions.
                ------------------------------------

     Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture except for certificates provided for in Section 1009 shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.    Form of Documents Delivered to Trustee.
                --------------------------------------

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representa-tions by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.    Acts of Holders.
                ---------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is herein expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security. Nothing in this Section 104(d) shall be construed to limit the right of Holders to take action which shall bind Holders of all Securities as expressly provided herein.

     (e) With respect to the Securities of any Series all or part of which are represented by Book-Entry Securities, the following provisions shall apply:

          (1) Upon receipt by the Trustee of (i) any written notice directing the time, method or place of conducting any proceeding or exercising any trust or power pursuant to Section 512 with respect to Securities of such series or (ii) any written demand, request or notice with respect to any matter on which the Holders of Securities of such series are entitled to act under this Indenture, in each case from Holders of less than, or proxies representing less than, the requisite principal amount of Outstanding Securities or such series entitled to give such demand, request or notice, the Trustee shall establish a record date for determining Holders of Outstanding Securities of such series entitled to join in such demand, request or notice, which record date shall be the close of business on the day the Trustee received such demand, request or notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such demand, request or notice whether or not such Holders remain Holders after such record date; provid-ed, however, that unless the Holders of the requisite principal amount of Outstanding Securities of such series shall have joined in such demand, request or notice prior to the day which is the 90th day after such record date, such demand, request or notice shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, (i) after the expiration of such 90-day period, a new demand, request or notice identical to a demand, request or notice which has been canceled pursuant to the proviso to the preceding sentence or

     (ii) during any such 90-day period, a new demand, request or notice which has been canceled pursuant to the proviso to the preceding sentence or
     (iii) during any such 90-day period, a new demand, request or notice contrary to or different from such demand, request or notice, in either of which events a new record date shall be established pursuant to the provisions of this clause (1).

          (2) The Company may, but shall not be obligated to, direct the Trustee to establish a record date for the purpose of determining the Persons entitled to (i) waive any past default with respect to the Securities of such series in accordance with Section 513 of the Indenture,
     (ii) consent to any supplemental indenture in accordance with Section 902 of the Indenture or (iii) waive any term, condition or provision of any covenant in accordance with Section 1010 of the Indenture. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any such past default, consent to any such supplemental indenture or waive any such term, condition or provision, whether or not such Holder remains a Holder after such record date; provided, however, that unless such waiver or consent is obtained from the Holders, or duly designed proxies, of the requisite principal amount of Outstanding Securities of such series prior to the date which is the 90th day after such record date, any such waiver or consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

     (f) The Company may, in the circumstances permitted by the Trust Indenture Act, set any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities of such series. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph shall prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any expiration date, any action identical to, or, at any time, contrary to or different from, any action given or taken, or purported to have been given or taken, hereunder by a Holder on or prior to such date, in which event the Company may set a record date in respect thereof pursuant to this paragraph. Notwithstanding the foregoing or the Trust Inden-ture Act, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any action to be given or taken by Holders pursuant to Section 501, 502 or 512.

SECTION 105.    Notices, Etc., to Trustee and Company.
                -------------------------------------

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Houghton Mifflin Company 1992 Indenture, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of its Executive Vice President and Chief Financial Officer and its Secretary and Clerk, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.    Notice to Holders of Securities; Waiver.
                ---------------------------------------

     Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

 SECTION 107.    Language of Notices, Etc.
                 -------------------------

     Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language.

SECTION 108.    Conflict with Trust Indenture Act.
                ---------------------------------

     If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 109.    Effect of Headings and Table of Contents.
                ----------------------------------------

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 110.    Successors and Assigns.
                ----------------------

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 111.    Separability Clause.
                -------------------

     In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 112.    Benefits of Indenture.
                ---------------------

     Nothing in this Indenture or the Securities express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 113.    Governing Law.
                -------------

     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws.

 SECTION 114.    Legal Holidays.
                 --------------

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                   ARTICLE II

                                 SECURITY FORMS

SECTION 201.    Forms Generally.
                ---------------

     The Registered Securities, if any, of each series shall be in substantially the forms set forth in Exhibits A or B to this Indenture, or in such other form (including temporary or permanent global form) as shall be established by or pursuant to a Board Vote or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Secu-rities. If temporary Securities of any series are issued in global form as permitted by Section 304, the form thereof shall be established as provided in the preceding sentence. If the forms of Securities of any series (or any such temporary global Security) are established by action taken pursuant to a Board Vote, a copy of an appropriate record of such action shall be certified by the Secretary and Clerk or by an Assistant Clerk of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by
Section 303 for the authentication and delivery of such Securities (or any such temporary global Security).

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

SECTION 202.    Form of Trustee's Certificate of Authentication.
                ------------------------------------------------

     The Trustee's certificates of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                              ------------------------
                              As Trustee


                         By
                            --------------------------
                            Authorized Signatory

SECTION 203.    Securities in Global Form.
                -------------------------

     If Securities of a series are issuable in global form, as contemplated by
Section 301, then, notwithstanding clause (11) of Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or
Section 304.  Subject to the provisions of Section 303 and, if applicable,
Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

     The provisions of the last sentence of Section 303 shall apply to any security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

     Notwithstanding the provisions of Sections 201 and 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

     Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security as shall be specified in a written statement of the Holder of such permanent global Security.

SECTION 204.    Form of Legend for Book-Entry Securities.
                ----------------------------------------

     Any Book-Entry Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

     "This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances."

SECTION 205.    Additional Provisions Required in Global Security.
                -------------------------------------------------

     Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 202 and 203, bear a legend in substantially the following form:

     "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository."


                                  ARTICLE III

                                 THE SECURITIES
SECTION 301.    Amount Unlimited; Issuable in Series.
                ------------------------------------

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Vote and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (3) whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305;

          (4) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

          (5) the date or dates on which the principal of the Securities of the series is payable;

          (6) the rate or rates at which the Securities of the series shall bear interest, if any, or the formula pursuant to which such rate or rates shall be determined, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable, the Regular Record Date for any interest payable on any Registered Securities on any Interest Payment Date;

          (7) the place or places where, subject to the provisions of Sections 114 and 1002, the principal of and any premium and interest on Securities of the series shall be payable, any Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange, and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

          (8) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (9) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Holders pursuant to Article Eleven, or such terms and conditions as shall be set forth in an Officers' Certificate or supplemental indenture;

          (10) the obligation, if any, of the Company to redeem or purchase Securities of the series, or particular Securities within the Series, pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, including without limitation pursuant to Article Eleven, and the period or periods within which, the price or prices at which and the terms and conditions upon such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (11) the denominations in which any Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;

          (12) if other than the principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
     Section 502;

          (13) the Person who shall be the Security Registrar, if other than the Company;

          (14) whether the Securities of the series shall be issued upon original issuance in whole or in part in the form of one or more Book-Entry Securities and, in such case, (a) the Depository with respect to such Book-Entry Security or Securities; and (b) the circumstances under which any such Book-Entry Security may be exchanged for Securities registered in the name of, an any transfer of such Book-Entry Security may be registered to, a Person other than such depository or its nominee, if other than as set forth in section 305;

          (15) if either or both of the provisions of Section 403 or 1011 are applicable to the Securities of such series; and

          (16) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to the Board Vote referred to above and (subject to Section 303) set forth in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Vote, a copy of an appropriate record of such action shall be certified by the Secretary and Clerk or by an Assistant Clerk of the

Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 302.    Denominations.
                -------------

     Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any Registered Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.    Execution, Authentication, Delivery and Dating.
                ----------------------------------------------

     The Securities shall be executed on behalf of the Company by its Chairman of the Board and President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary and Clerk or one of its Assistant Clerks. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities.

     If the forms or terms of the Securities of the series have been established in or pursuant to one or more Board Votes as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating:

     (a) if the forms of such Securities have been established by or pursuant to Board Vote as permitted by Section 201, that such forms have been established in conformity with the provisions of this Indenture;

     (b) if the terms of such Securities have been established by or pursuant to Board Vote as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

     (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

     If such forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue or such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 301 and of the two preceding paragraphs, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraphs at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     Each Registered Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304.    Temporary Securities.
                --------------------

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 1002 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor of authorized denominations.

     If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depository or common depository (the "Common Depository"), for the benefit of Euro-clear and CEDEL S.A., for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

     Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities of that series, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Exchange Date such temporary global Security shall be surrendered by the Common Depository to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities of such series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depository, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euro-clear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL S.A. as to the portion of such temporary global Security held for its account then to be exchanged each in the form set forth in Exhibit C.2 to this Indenture. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in registered form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof.

     Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euro-clear or CEDEL S.A., as the case may be, to request such exchange on its behalf and delivers to Euro-clear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit C.1 to this Indenture, dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euro-clear and CEDEL S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euro-clear or CEDEL S.A.

     Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euro-clear and CEDEL S.A. on such Interest Payment Date upon delivery by Euro-clear and CEDEL S.A. to the Trustee of a certificate or certificates in the form set forth in Exhibit C.3 to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euro-clear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit C.4 to this Indenture. Any interest so received by Euro-clear and CEDEL S.A. and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 1003.

SECTION 305.    Registration, Registration of Transfer and Exchange.
                ---------------------------------------------------

     The Company shall cause to be kept at an office or agency to be maintained by the Company in accordance with Section 1002 a register (being the combined register of the Security Registrar and all transfer agents designated pursuant to Section 1002 for the purpose of registration of transfer of Securities and sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Trustee is hereby appointed "Security
Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

     Upon due surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained pursuant to
Section 1002 for such purpose in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securi-ties of the same series of any authorized denominations and of a like aggregate principal amount and tenor.

     At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered by the Common Depository or such other depository or Common Depository as shall be specified in the Company
Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities of such series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged. If a Registered Security is issued in ex-change for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest or Defaulted Interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending at the close of business on the day of the mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     Notwithstanding the foregoing and except as otherwise specified or contemplated by Section 301, any Book-Entry Security shall be exchangeable pursuant to this Section 305 or Sections 304, 906 and 1107 for Securities registered in the name of, and a transfer of a Book-Entry Security or any series may be registered to, any Person other than the Depository for such Security or its nominee only if (i) such Depository notifies the Company that it is unwilling or unable to continue as Depository for such Book-Entry Security or if at any time such Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company executes and delivers to the Trustee a Company Order that such Book-Entry Security shall be so exchangeable and the transfer thereof so registerable or (iii) there shall have occurred and be continuing an Event of

Default, or an event which after notice or lapse of time would be an Event of
Default, with respect to the Securities of such series.   Upon the occurrence
in respect of any Book-Entry Security of any series of any one or more of the conditions specified in clauses (i), (ii) or (iii) or the preceding sentence or such other conditions as may be specified as contemplated by Section 301 for such series, such Book-Entry Security may be exchanged for Securities registered in the names of, and the transfer of such Book-Entry Security may be registered to, such Persons (including Persons other than the Depository with respect to such series and its nominees) as such Depository shall direct. Notwithstanding any other provision of this Indenture, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Book-Entry Security shall also be a Book-Entry Security and shall bear the legend specified in Section 204 except for any Security authenticated and delivered in exchange for, or upon registration of transfer of, Book-Entry Security pursuant to the preceding sentence.

SECTION 306.    Mutilated, Destroyed, Lost and Stolen Securities.
                ------------------------------------------------

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding and such mutilated Security shall be cancelled by the Trustee in accordance with the Indenture.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall, subject to the following paragraph, execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.    Payment of Interest; Interest Rights Preserved.
                -----------------------------------------------

     Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) and (2) below:

          (1)    The Company may elect to make payment of any Defaulted
     Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make ar-rangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2); and

          (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of, transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.    Persons Deemed Owners.
                ---------------------

     Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.    Cancellation.
                ------------

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Registered Securities so delivered shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order, or in the absence of a Company Order, may be destroyed by the Trustee.

     Notwithstanding the foregoing, with respect to any Book-Entry Security, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depository or impair, as between a Depository and holders of beneficial interests in any Book-Entry Security, the operation of customary practices governing the exercise of the rights of the Depository (or its nominee) as Holder of such Book-Entry Security.

SECTION 310.    Computation of Interest.
                -----------------------

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, (i) interest on the Securities of each series that bear interest at a fixed rate will be calculated on the basis of a 360-day year of twelve 30-day months and will not on the 31st day of any month and (ii) interest on the Securities of each series that bear interest at a floating rate will be calculated on the basis of the actual number of days elapsed and a year of 360 days, except that interest on Securities of a series that bear interest at a floating rate which is based upon the yield of U.S. Treasury obligations will be calculated on the basis of the actual number of days in the year.

SECTION 311.    Electronic Security Issuance.
                ----------------------------

     The Securities may pursuant to a Board Vote and Officers' Certificate complying with Section 301 hereof be issued by means of an electronic issuance system. Any such Security issuance instructions may specify the name, address and taxpayer identification number of the Holder, the principal amount and Maturity of the Security, the interest rate to be borne by the Security and any other terms not inconsistent with such Board Vote and Officers'

Certificate. Nothing in this Section 311 shall be construed as prohibiting the Company from issuing Securities by any means not inconsistent with the provisions of this Indenture.


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 401.    Satisfaction and Discharge of Indenture.
                ---------------------------------------

     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, and any right to receive additional amounts, as provided in Section 1004), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and dis-charge of this Indenture, when:

          (1)    either

          (A) all Securities theretofore authenticated and delivered (other than (1) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation,

          (i)    have become due and payable, or

          (ii) will become due and payable at their Stated Maturity within one year, or

          (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose, an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and any interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 612 and, if money shall have been deposited with the Trustee pursuant to clause (1)(B) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of
Section 1003 shall survive.

SECTION 402.    Application of Trust Money.
                --------------------------

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and any interest for whose payment such money has been deposited with the Trustee.

SECTION 403.    Satisfaction, Discharge and Defeasance of Securities of any
                -----------------------------------------------------------
Series.
- ------

     If this Section 403 is specified, as contemplated by Section 301, to be applicable to Securities of any series, then notwithstanding Section 401: (i) the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of any such series; (ii) the provisions of this Indenture as it relates to such Outstanding Securities shall no longer be in effect (except as to the rights of Holders of Securities to receive, from the trust fund described in subparagraph (1) below, payment of (x) the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest on such Securities on the Stated Maturity of such principal (and premium, if any) or installment of principal (and premium, if any) or interest or (y) any mandatory sinking fund payments or analogous payments applicable to the Securities of that series on that day on which such payments are due and payable in accordance with the terms of the Indenture and of such Securities, the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002, 1003, and 1004 and the rights, powers, trusts, duties and immunities of the Trustee hereunder, including those under Sections 402 and 607 hereof); and (iii) the Trustee, at the expense of the Company, shall, upon Company Request, execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when:

          (1)    either

          (A) with respect to all Outstanding Securities of such series, with reference to this Section 403, the Company has deposited or caused to be deposited with the Trustee irrevocably (but subject to the provisions of Section 402 and the last paragraph of Section 1003), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series, (X) lawful money of the United States in an amount, or (Y) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accor-dance with their terms will provide not later than the opening of business on the due dates of any payment referred to in Clause (i) or (ii) of this subparagraph
     (1)(A) lawful money of the United States in an amount, or (z) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (i) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on the Outstanding Securities of that series on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; or

          (B) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 301, to be applicable to the Securities of such series;

          (2) the Company has paid or caused to be paid all other sums payable with respect to the Outstanding Securities of such Series;

          (3) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (4) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(6) or
     Section 501(7) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 501(6) or Section 501(7) shall have occurred and be continuing on the 91st day after such date;

          (5) the Company has delivered to the Trustee an Opinion of Counsel to the effect that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (b) since the date of this Indenture there has been a change in applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

          (6) if the Securities of that series are then listed on any domestic or foreign securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Securities to be delisted; and

          (7) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities of any such series have been complied with and an Opinion of Counsel to the effect that either
     (i) as a result of such deposit and the related exercise of the Company's option under this Section 403, registration is not required under the Investment Company Act of 1940, as amended, by the Company, the trust funds representing such deposit or the Trustee or (ii) all necessary registrations under said Act have been effected.

     Any deposits with the Trustee referred to in Section 403(1)(A) above shall be irrevocable and shall be made under the terms of an escrow/trust agreement in form and substance satisfactory to the Trustee. If any Outstand-ing Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

     Upon the satisfaction of the conditions set forth in this Section 403 with respect to all the Outstanding Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company; provided that the Company shall not be discharged
                            --------
from any payment obligations in respect of Securities of such series which are deemed to be Outstanding under clause (iii) of the definition thereof because such obligations continue to be valid obligations of the Company under applicable law.

     Notwithstanding the cessation, termination and discharge of all obligations, covenants and agreements (except as provided above in this Section
403) of the Company under this Indenture with respect to any series of Securities, the obligations of the Company to the Trustee under Section 607, and the obligations of the Trustee under Section 402 and the last paragraph of
Section 1003 shall survive with respect to such series of Securities.


                                   ARTICLE V

                                    REMEDIES

SECTION 501.    Events of Default.
                -----------------

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

          (4) any event which shall have resulted in any indebtedness of the Company in an amount greater than $10,000,000 being declared due and payable prior to the date on which it would otherwise have become due and payable; or

          (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (6)    the entry by a court having jurisdiction in the premises of
     (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, ar-rangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (8) any other Event of Default provided with respect to Securities of that series.

SECTION 502.    Acceleration of Maturity; Rescission and Annulment.
                --------------------------------------------------

     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continu-ing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before adjudgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

          (A)    all overdue interest on all Securities of that series,

          (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

          (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

          (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.    Collection of Indebtedness and Suits for Enforcement by Trustee.
                ---------------------------------------------------------------

     The Company covenants that if,

          (1) default is made in the payment of any interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities of that series, the whole amount then due and payable on such Securities of that series for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on the premium, if any, and overdue interest, at the rate or rates prescribed therefor in such Securities of that series and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.    Trustee May File Proofs of Claim.
                --------------------------------

       In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal and any premium and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 605.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such pro-ceeding.

SECTION 505.    Trustee May Enforce Claims Without Possession of Securities.
                ------------------------------------------------------------

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.    Application of Money Collected.
                ------------------------------

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST:  To the payment of all amounts due the Trustee under Section 605;
     and

     SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.

SECTION 507.    Limitation on Suits.
                -------------------

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508.    Unconditional Right of Holders to Receive Principal, Premium and
                ----------------------------------------------------------------
Interest.
- --------

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.    Restoration of Rights and Remedies.
                ----------------------------------

     If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.    Rights and Remedies Cumulative.
                ------------------------------

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive or any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.    Delay or Omission Not Waiver.
                ----------------------------

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities.

SECTION 512.    Control by Holders of Securities.
                --------------------------------

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The

Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that unless the Holders of a
                                        --------
majority in principal amount of the Outstanding Securities of such series shall have joined in such notice prior to the day which is 90 days after such record date, such notice shall automatically and without further action by any Holder be canceled and of no further effect.

SECTION 513.    Waiver of Past Defaults.
                -----------------------

The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to the Securities of such series and its consequences, except

          (1) a default in the payment of the principal of (or premium, if any) or a continuing default in the payment of any interest on any Security of such series, or

          (2) a default in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount shall have waived
      --------
such default prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be canceled and of no further effect.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.    Undertaking for Costs.
                ---------------------

     All parties to this indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or any premium or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515.    Waiver of Stay or Extension Laws.
                --------------------------------

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE VI

                                 THE TRUSTEE

SECTION 601.    Certain Rights of Trustee.
                -------------------------

     Subject to the provisions of the Trust Indenture Act:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any vote of the Board of Directors may be sufficiently evidenced by a Board Vote;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 602.    Not Responsible for Recitals or Issuance of Securities.
                ------------------------------------------------------

     The recitals contained herein and in the Securities (except the Trustees certificates of authentication) shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 603.    May Hold Securities.
                -------------------

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 610, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 604.    Money Held in Trust.
                -------------------

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 605.    Compensation and Reimbursement.
                ------------------------------

     The Company agrees:

          (1) to pay to the Trustee or any predecessor Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee or any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION 606.    Resignation and Removal; Appointment of Successor.
                -------------------------------------------------

     (a) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 607 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (b) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

     (c)      If at any time:

          (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Vote may remove the Trustee with respect to all Securities, or (ii) subject to Section 514 any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Vote, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 607. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 607, become the suc-cessor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities of that series and accepted appointment in the manner required by Section 607, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (e) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 607.    Acceptance of Appointment by Successor.
                --------------------------------------

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (l) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates,
(2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supple-mental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article and the Trust Indenture Act.

SECTION 608.    Disqualification; Conflicting Interests.
                ---------------------------------------

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.    Corporate Trustee Required; Eligibility.
                ---------------------------------------

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such

Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.    Preferential Collection of Claims Against Company.
                -------------------------------------------------

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 611.    Merger, Conversion, Consolidation or Succession to Business.
                -----------------------------------------------------------

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 612.    Appointment of Authenticating Agent.
                -----------------------------------

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenti-cating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall promptly give notice of such appointment to all Holders of Securities pursuant to Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder with like effect as if originally named as an Authenticating Agent.
No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 605.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                              ------------------------
                                     As Trustee


                              By
                                 ---------------------
                                 Authenticating Agent


                              By
                                 ---------------------
                                 Authorized Signatory

     If all of the Securities of a series may not be originally issued at one time, and if the Company has an

Affiliate eligible to be appointed as an Authenticating Agent hereunder or the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent (which if so requested by the Company, shall be such Affiliate of the Company) having an office in a Place of Payment designated by the Company with respect to such series of Securities.

                                  ARTICLE VII

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.    Company to Furnish Trustee Names and Addresses of Holders.
                ----------------------------------------------------------

     The Company will furnish or cause to be furnished to the Trustee

          (1) semi-annually, not later than October 1 and April 1 in each year, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding September 15 or March 15, as the case may be, and

          (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its
- ---------
capacity as Security Registrar.

SECTION 702.    Preservation of Information; Communications to Holders.
                -------------------------------------------------------

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and address-es of Holders of Securities (i) contained in the most recent list furnished to the Trustee as provided in Section 701 and (ii) received by the Trustee in its capacity as Security Registrar. The Trustee may (i) destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished, (ii) destroy any information received by it as Paying Agent (if so acting) hereunder upon delivering to itself as Trustee, not earlier than March 30 or September 30 of each year, a list containing the names and addresses of the Holders of Securities obtained from such information since the delivery of the next previous list, if any, and (iii) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered.

     (b) If three or more Holders of Securities (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securi-ties with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

          (ii) inform such applicants as to the approximate number of Holders of Securities whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each

Holder of Securities whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of Securities or would be in violation of applicable law. Such written state-ment shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 702(b), regardless of the source from which such information was derived and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 702(b).

SECTION 703.    Reports by Trustee.
                ------------------

     The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.


                                  ARTICLE VIII

                             CONSOLIDATION, MERGER,
                             SALE, LEASE, TRANSFER
                              OR OTHER DISPOSITION

SECTION 801.    Company May Consolidate, Etc. Only on Certain Terms.
                ---------------------------------------------------

     The Company shall not consolidate or merge with or into any other Person or sell, lease, transfer or otherwise dispose of its assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate or merge with or into the Company or to sell, lease, transfer or otherwise dispose of its assets substantially as an entirety to the Company, unless:

          (1) in case the Company shall consolidate or merge with or into another Person or sell, lease, transfer or otherwise dispose of its assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale, lease, transfer or otherwise, the assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest (including all additional amounts, if any, payable pursuant to Section
     1004) on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) if as a result of any such consolidation or merger or such sale, lease, transfer or other disposition of the assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolida-tion, merger, conveyance, sale, lease, transfer or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.    Successor Substituted.
                ---------------------

     Upon any consolidation or merger of the Company with or into any other Person or any sale, lease, transfer or other disposition of the assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which sale, lease, transfer or other disposition is made shall assume the obligations of the Company on the Securities and under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                            SUPPLEMENTAL INDENTURES

SECTION 901.    Supplemental Indentures Without Consent of Holders.
                --------------------------------------------------

     Without the consent of any Holders of Securities, the Company, if then authorized by a Board Vote, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3)    to add any additional Events of Default; or

          (4)    to change or eliminate any of the provisions of this Indenture,

     provided that any such change or elimination shall become effective only
     --------
     when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (5)    to secure the Securities pursuant to the requirements of
     Section 1007 or otherwise; or

          (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

          (7)    to comply with Section 802 or Section 607; or

          (8) to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

          (9) to evidence and provide for the acceptance of appointment thereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 607; or

          (10) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not adversely
                           --------
     affect the interests of the Holders of Securities of any series in any material respect.

SECTION 902.    Supplemental Indentures with Consent of Holders.
                -----------------------------------------------

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Vote, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modify-
ing in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall,
                --------  -------
without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any obligation of the Company to pay additional amounts pursuant to Section 1004 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or change the coin or currency in which any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 1002, or

          (4)    modify any of the provisions of this Section, Section 513 or
     Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

     provided, however, that this clause shall not be deemed to require the
     --------  -------
     consent of any Holder of a Security with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
     Section 1010 or the deletion of this proviso, in accordance with the requirements of Sections 607 and 901(9).

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have
                                --------
become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

     It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.    Execution of Supplemental Indentures.
                ------------------------------------

     In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.    Effect of Supplemental Indentures.
                ---------------------------------

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.    Conformity with Trust Indenture Act.
                -----------------------------------

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act of 1939, as amended, in effect on such date.

SECTION 906.    Reference in Securities to Supplemental Indentures.
                --------------------------------------------------

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE X

                                  COVENANTS

SECTION 1001.    Payment of Principal, Premium and Interest.
                 -------------------------------------------

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 1002.    Maintenance of Office or Agency.
                 -------------------------------

     The Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt notice to the Trustee and to the Holders as provided in Sections 105 and 106, respectively, of the location and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in
              --------  -------
any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee and the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

 SECTION 1003.    Money for Securities Payments to Be Held in Trust.
                  -------------------------------------------------

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of and any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities it will, prior to each due date of the principal of and any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of and any premium or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal of and any premium or interest on the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and any premium or interest on any Security of any series and remaining unclaimed for two years after such principal and any premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money and all liability of the Company as trustee thereof shall thereupon cease.

SECTION 1004.    Additional Amounts.
                 ------------------

     If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of such series additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

 SECTION 1005.    Existence.
                  ---------

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the
                                               --------  --------
Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1006.    [Intentionally Omitted]

SECTION 1007.    Limitation on Liens.
                 -------------------

     (a) The Company will not, nor will it permit any Subsidiary to, issue, assume or guarantee any indebtedness for money borrowed, including but not limited to any Funded Debt (hereinafter in this Article Ten referred to as "Debt"), if such Debt is secured by a mortgage, pledge, security interest or lien (any mortgage, pledge, security interest or lien being hereinafter in this Article Ten referred to as a "mortgage" or "mortgages") upon any assets, stock or other indebtedness of the Company now owned or hereafter acquired, without in any such case effectively providing, concurrently with the issuance, assumption or guarantee of such Debt, that the Securities (together with, if the Company shall so determine, any other indebtedness of or guaranteed by the Company or such Subsidiary ranking equally with the Securities then outstanding and existing or thereafter created) shall be secured equally and ratably with (or prior to) such Debt; provided, however, that, subject to subsection (c) of this
                     --------  -------
Section 1007, the foregoing restriction shall not apply to:

          (1) mortgages on any property acquired, constructed or improved by the Company or any Subsidiary after the date of this Indenture which are created or assumed contemporaneously with, or within one hundred and eighty days after, such acquisition (or in the case of property constructed or improved, after the completion and commencement of commercial operation of such property, whichever is later) to secure or provide for the payment of any part of the purchase price of such property or the cost of such construction or improvement, or mortgages on any property existing at the time of acquisition thereof; provided that in
                                                               --------
     the case of any such construction or improvement the mortgage shall not apply to any property theretofore owned by the Company or any Subsidiary, other than any theretofore unimproved real property on which the property so constructed, or the improvement, is located;

          (2) mortgages on any property acquired from a corporation which is merged with or into the Company or a Subsidiary or mortgages outstanding at the time any corporation becomes a Subsidiary;

          (3)    mortgages in favor of the Company or any Subsidiary; and

          (4) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part, of any mortgage referred to in the foregoing clauses (l) to (3), inclusive; provided,
                                                                 --------
     however, that the principal amount of Debt secured thereby shall not exceed
     -------
     the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the mortgage so extended, renewed or replaced (plus improvements on such property).

     (b) Notwithstanding the provisions of subsection (a) of this Section 1007, but subject to subsection (c) of this Section 1007, the Company or any Subsidiary may issue, assume or guarantee secured Debt, which would otherwise be subject to the foregoing restrictions, in an aggregate amount which together with all other such Debt and all Attributable Debt in respect of Sale and Lease-Back Transactions (as defined in Section 1008) of the Company and its Subsidiaries existing at such time (other than Sale and Lease-Back Transactions the proceeds of which have been applied in accordance with clause (b) of Section
1008), does not at the time exceed 10% of the stockholders' equity of the Company and its consolidated Subsidiaries, computed in accordance with generally accepted accounting principles applied on a consistent basis, as shown on the audited consolidated balance sheet contained in the latest annual report to stockholders of the Company.

     (c)      Notwithstanding the provisions of subsections (a) and (b) of this
Section 1007, the Company's Subsidiaries shall not issue, assume or otherwise incur Funded Debt in excess of $5 million in the aggregate at any time outstanding.

SECTION 1008.    Limitation on Sale and Lease-Back Transactions.
                 -----------------------------------------------

     The Company will not, nor will it permit any Subsidiary to, enter into any arrangement with any person providing for the leasing to the Company or a Subsidiary of any real property (except for temporary leases for a term of not more than three years), which property has been owned and, in the case of any such Facility, has been placed in commercial operation more than one hundred and eighty days by the Company or such Subsidiary and has been or is to be sold or transferred by the Company or such Subsidiary to such person (herein referred to as "Sale and Lease-Back Transactions"), unless either (a) the Company or such Subsidiary would be entitled to incur Debt secured by a mortgage on the property to be leased in an amount equal to the Attributable Debt with respect to such Sale and Lease-Back Transactions without equally and ratably securing the Securities pursuant to Section 1007 or (b) the Company shall, and in any such case the Company covenants that it will, apply an amount equal to the fair value (as determined by the Board of Directors) of the property so leased to the retirement, within one hundred and eighty days of the effective date of any such Sale and Lease-Back Transactions, of Securities or of Funded Debt of the Company which ranks on a parity with the Securities.

SECTION 1009.    Statement by Officers as to Default.
                 -----------------------------------

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1010.    Waiver of Certain Covenants.
                 ---------------------------

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1007 to 1008, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any such term provision or condition. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any such term, provision or condition hereunder, whether or not such Holders remain Holders after such record date; provided, that unless the Holders of at least a
                                --------
majority in principal amount of the Outstanding Securities of such series shall have waived such term, provision or condition prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be canceled and of no further effect.

SECTION 1011.    Defeasance of Certain Obligations.
                 ---------------------------------

     If this Section 1011 is specified, as contemplated by Section 301, to be applicable to Securities of any series, the Company may omit to comply with any term, provision or condition set forth in Section 1007 or Section 1008 and any such omission with respect to Sec-tion 1007 or Section 1008 shall not be an Event of Default, in each case with respect to the Securities of that series, provided that the following conditions have been satisfied:

          (1) with reference to this Section 1011, the Company has deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609) irrevocably (but subject to the provisions of Section 402 and the last paragraph of Section 1003) as trust funds in trust, specifically pledged as security for and dedicated solely to the benefit of the Holders of the Securities of that series, (A) lawful money of the United States in an amount, or (B) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due dates of any payment referred to in clause (i) or
     (ii) of this subparagraph (l) lawful money of the United States in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (i) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on the Outstanding Securities of that series on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

          (2) such deposit shall not cause the Trustee with respect to the Securities of that series to have a conflicting interest as defined in
     Section 608 and for purposes of the Trust Indenture Act with respect to the Securities of any Series;

          (3) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (4) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(6) or
     Section 501(7) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 501(6) or Section 501(7) shall have occurred and be continuing on the 91st day after such date;

          (5) the Company has delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income gain or loss for federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

          (6) if the Securities of that series are then listed on any foreign or domestic securities exchange, the Company has delivered to the Trustee an Opinion of Counsel to the effect that such deposit and defeasance will not cause such Securities to be delisted; and

          (7) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated in this Section have been complied with and an Opinion of Counsel to the effect that either (i) as a result of such deposit and the related exercise of the Company's option under this Section 1011 registration is not required under the Investment

     Company Act of 1940, as amended, by the Company, the trust funds representing such deposit or the Trustee or (ii) all necessary registra-tions under said Act have been effected.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

SECTION 1101.    Applicability of Article.
                 ------------------------

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102.    Election to Redeem; Notice to Trustee.
                 -------------------------------------

     The election of the Company to redeem any Securities shall be evidenced by an Officer's Certificate. In the case of any redemption, at the election of the Company, of less than all the Securities of any series, the Company shall, not less than 30 nor more than 60 days prior to the Redemption Date fixed by the Company (unless the Trustee shall otherwise agree), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 1103.    Selection by Trustee of Securities to Be Redeemed.
                 -------------------------------------------------

     If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection, for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Registered Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If so specified in the Securities of a series, partial redemptions must be in an amount not less than $ 1,000,000 principal amount of Securities.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.    Notice of Redemption.
                 --------------------

     Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date (unless the Trustee shall otherwise agree).

     All notices of redemption shall state:

          (1)    the Redemption Date;

          (2)    the Redemption Price;

          (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed, and a statement to the effect that on or after the Redemption Date upon surrender of such Security a new Security in the principal amount equal to the unredeemed portion will be issued;

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date; and

          (5) that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company [and shall be irrevoca-ble].

SECTION 1105.    Deposit of Redemption Price.
                 ---------------------------

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106.    Securities Payable on Redemption Date.
                 -------------------------------------

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall on the Redemption Date become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as
                         --------  -------
contemplated by Section 301, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107.    Securities Redeemed in Part.
                 ---------------------------

     Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series and of like tenor of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a global security is so surrendered, such new Security so issued shall be a new Global Security.

                                  ARTICLE XII

                                 SINKING FUNDS

SECTION 1201.    Applicability of Article.
                 ------------------------

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series to the extent or except as otherwise specified as contemplated by Section 301 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202.    Satisfaction of Sinking Fund Payments with Securities.
                 -----------------------------------------------------

     The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities, as provided for by the terms of such series; provided that such
                                                              --------
Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.    Redemption of Securities for Sinking Fund.
                 -----------------------------------------

     Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 45 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                         HOUGHTON MIFFLIN COMPANY



                         By  /s/ Stephen O. Jaeger
                             -------------------------------
                             Executive Vice President and
                               Chief Financial Officer



[Seal]

Attest:


/s/ Lois M. Novotny
- -----------------------
    Assistant Clerk


                         THE FIRST NATIONAL BANK OF
                         BOSTON


                         By /s/ Donna L. Germano
                            --------------------------------
                            Donna L. Germano
                            Account Manager

[Seal]

Attest:


/s/ Eric J. Donaghey
- -----------------------
Eric J. Donaghey
Assistant Cashier

COMMONWEALTH OF MASSACHUSETTS   )
                                ) ss.:
COUNTY OF SUFFOLK               )

     On the 5th day of April, 1994, before me personally came Stephen O. Jaeger, to me known, who, being by me duly sworn, did depose and say that he is Executive Vice President of Houghton Mifflin Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                              /s/ Kathleen A. Rideout
                              --------------------------------
[Seal]                        Notary Public,
                                Commonwealth of Massachusetts
                              Qualified in Suffolk County


                              --------------------------------
                              Commission Expires July 27, 1995

COMMONWEALTH OF MASSACHUSETTS   )
                                ) ss.:
COUNTY OF SUFFOLK               )

     On the 4th day of April, 1994, before me personally came Donna L. Germano, to me known, who, being by me duly sworn, did depose and say that he is Account Manager of The First National Bank of Boston, a national banking association described in and which executed the foregoing instrument; that he knows the seal of said association; that the seal affixed to said instrument is such association seal; that it was so affixed by authority of the Board of Directors of said association, and that he signed his name thereto by like authority.


                              /s/ Bernadette May
                              --------------------------------
[Seal]                        Notary Public,
                                Commonwealth of Massachusetts
                              Qualified in Norfolk County


                              --------------------------------
                              Commission Expires October 31, 1997

                                  EXHIBIT A

                  [Form of Registered Security Which Is Not An
                       Original Issue Discount Security]

                                 [Form of Face]

                            HOUGHTON MIFFLIN COMPANY

No. [R-]                                                                  $

          Houghton Mifflin Company, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (herein called the "Company", which term includes any successor Person under the Indenture re-ferred to on the reverse hereof), for value received, hereby promises to pay to ___________ or registered assigns, the principal sum of __________ Dollars on
_________, and to pay interest thereon from _______, 19__ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [semi-annually in arrears on __________ and __________ in each year] [annually in arrears on __________ in each year], commencing ________, 19__, at the rate of ____% per annum, until the principal hereof is paid or made avail-able for payment [If applicable, insert--and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ____% per annum on any over-due principal [and premium] and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _______ [or ________] (whether or not a Business
Day) [, as the case may be,] next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of [(and premium, if any)] and interest on this Security will be made at the office or agency of the Company maintained for that purpose designated pursuant to Section 1002 of the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated by it for such purpose pursuant to Section 1002 of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts [If applicable, insert--; provided,
                                                                  --------
however, that at the option of the Company payment of interest may be made by
- --------
check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register] [or by wire transfer to an account maintained by such Person with a bank in The City of New York (so long as the Company has received proper transfer instructions in writing)].

          [If Securities of the series are to be offered to United States Aliens, insert--The Company will pay to the Holder of this Security who is a United States Alien (as defined below) such additional amounts as may be necessary in order that every net payment of the principal of [(and premium, if any)] and interest on this Security, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed by the United States (as defined below) or any political subdivision or taxing authority thereof or therein upon or as a result of such payment, will not be less than the amount provided for in this Security to be then due and payable; provided, however, that the foregoing obligation to pay additional
         --------  -------
amounts will not apply to any one or more of the following:

               (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary or member of such Holder, if such Holder is an estate, a trust or a partnership) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary or member) being or having been a citizen or resident or treated as a resident thereof, or being or having been engaged in trade or business or present therein, or having or having had a permanent establishment therein, or -(ii) such Holders' present or former status as a personal holding company, a foreign personal holding company, a controlled foreign corporation for United States tax purposes or a corporation which accumulates earnings to avoid United States federal income tax;

               (b) any tax, assessment or other governmental charge imposed on interest received by a Person holding, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote;

               (c) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Security, if compliance is required by the statute or by regulation of the United States Treasury Department as a precondition to exemption from such tax, assessment or other governmental charge;

               (d) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or other governmental charge;

               (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of [(and premium, if any)] or interest on this Security; or

               (f) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

nor will additional amounts be paid with respect to any payment of principal of [(and premium, if any)] or interest on this Security to any United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of any such payment to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such a partnership or the beneficial owner would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of this Security. The term "United States Alien" means any Person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust, and the term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.]

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
      -----------------

                              -----------------------

[Seal]                        By
                                 --------------------

Attest:


- ------------------------


                               [Form of Reverse]

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September __, 1992 (herein called the "Indenture"), between the Company and The First National Bank of Boston, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $_____]. As provided in the Indenture and subject to certain limitations therein set forth, Registered Securities of this series are exchangeable for a like aggregate principal amount of Registered Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Registered Security or Registered Securities to be exchanged at any office or agency described below where Registered Securities of this series may be presented for registration of transfer.


          [If applicable, insert--The Securities of this series are subject to redemption [(1)] [If applicable, insert--on _______ in any year commencing with the year ____ and ending with the year __ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, [and](2)] [If applicable, insert--at any time [on or after _____ 19__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before _______________, ____%, and if redeemed] during the 12-month period beginning _________________ of the years indicated,

          Redemption                     Redemption
Year      Price                 Year     Price
- ----      -----                 ----     -----



and thereafter at a Redemption Price equal to __% of the principal amount,] [If applicable, insert--[and (____)] under the circumstances described in the next [two] succeeding paragraph[s] at a Redemption Price equal to 100% of the principal amount,] together in the case of any such redemption [If applicable, insert--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date; provided, however, that installments
                                         --------  --------
of interest on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert--The Securities of this series are subject to redemption (1) on __________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after _________, 19__], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ____________________ of the years indicated,

            Redemption Price
             for Redemption       Redemption Price for
            Through Operation     Redemption Otherwise
                of the           Than Through Operation
Year          Sinking Fund        of the Sinking Fund
- ----          ------------        -------------------


and thereafter at a Redemption Price equal to __% of the principal amount. [If applicable, insert--and (3) under the circumstances described in the next [two] succeeding paragraph[s] at a Redemption Price equal to 100% of the principal amount,] together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption

Date; provided, however, that installments of interest on this Security whose
      --------  -------
Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.] [Notwithstanding the foregoing, the Company may not, prior to ______________ redeem any Securities of this series as contemplated by Clause [(2)] above as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ____% per annum.]

          [If Securities of the series are to be offered to United States Aliens, insert--The Securities of this series may be redeemed, as a whole but not in part, at the option of the Company, at a Redemption Price equal to 100% of their principal amount, together with interest accrued to the date fixed for redemption, if, as a result of any amendment to, or change in, the laws or regulations of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any amendment to or change in an official interpretation or application of such laws or regulations, which amendment or change is effective on or after ____________, 19__, the Company will become obligated to pay additional amounts (as described on the face hereof) on the next succeeding Interest Payment Date and such obligation cannot be avoided by the use of reasonable measures available to the Company; provided,
                                                                       --------
however, that (a) no such notice of redemption may be given earlier than 90
- -------
days prior to the earliest date on which the Company would be obligated to pay such additional amounts were a payment in respect of the Securities of this series then due, and (b) at the time notice of such redemption is given, such obligation to pay such additional amounts remains in effect. Immediately prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred.]

          [The sinking fund for this series provides for the redemption on ______ in each year, beginning with the year ____ and ending with the year ____, of [not less than] $_____ [("mandatory sinking fund") and not more than $_______] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made -- in the inverse order in which they become due.]]

          Notice of redemption will be given by mail to Holders of Registered Securities, not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.

          In the event of redemption of this Security in part only, a new Registered Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          [The Indenture contains provisions of defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.]

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not nota-tion of such consent or waiver is made upon this Security.

          As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such
                                          --------  -------
limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of [(and premium, if any)] or interest on this Security on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of [(and premium, if any)] and interest [(including additional amounts, as described on the face hereof)] on this Security at the times, place[s] and rate, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in [any place where the principal of [(and premium, if any)] and interest on this Security are payable] duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated trans-feree or transferees.

          The Securities of this series are issuable only in registered form, without coupons, in denominations of

$1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                               FORM OF ASSIGNMENT

(I) or (we) assign and transfer this Security to

- --------------------------------------------------------------------------------
(Insert assignee's soc. sec. or tax I.D. no.)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code)

and irrevocably appoint

- --------------------------------------------------------------------------------

                           agent to transfer this Security on the books of the
- --------------------------
Company.  The agent may substitute another to act for him.

- --------------------------------------------------------------------------------


Date:                Your Signature:
                                    ----------------


(Sign exactly as your name appears on the other side of this Security)


Signature Guarantee.

                                   EXHIBIT B

                    [FORM OF REGISTERED SECURITY WHICH IS AN
                       ORIGINAL ISSUE DISCOUNT SECURITY]

                                 [Form of Face]


          FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS SECURITY IS $_____ PER $1,000 OF ITS PRINCIPAL AMOUNT, THE ISSUE DATE IS ___________, 19__ [,--AND] THE YIELD TO MATURITY IS ____% [, THE METHOD USED TO DETERMINE THE YIELD IS ___________ AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT APPLICABLE TO THE SHORT ACCRUAL PERIOD OF ___________, 19__ TO _______, 19__ IS $_____ PER $1,000 OF THE PRINCIPAL AMOUNT
OF THIS SECURITY].

                            HOUGHTON MIFFLIN COMPANY

No. [R-]                                                                   $

          Houghton Mifflin Company, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (herein called the "Company", which term includes any successor Person under the Indenture re-ferred to on the reverse hereof), for value received, hereby promises to pay to _____________________, or registered assigns, the principal sum of
______________________________   Dollars on _____________________ [If the
Security is interest-bearing, insert--, and to pay interest thereon from ___________, 19__ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [semi-annually in arrears on ________________ and in each year] [annually in arrears on _____________________
in each year], commencing _______, 19__, at the rate of ____% per annum, until the principal hereof is paid or made available for payment [If applicable, insert--, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ____% per annum on any overdue amounts. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _______ [or _______] (whether or not a Business Day) [, as the case may be,] next preceding such Interest Payment Date.

Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture]. [If the Security is not to bear interest prior to Maturity, insert--This Security shall not bear interest except in the case of a default in payment of amounts due upon acceleration, upon redemption or at Stated Maturity, and in such case such amounts shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such amounts has been made or duly provided for. Interest on any overdue amount shall be payable on demand. Any such interest on any overdue amount that is not so paid on demand shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.] Payment of amounts due with respect to this Security will be made at the office or agency of the Company maintained for that purpose designated pursuant to Section 1002 of the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated pursuant to Section 1002 of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts or (b) subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such Paying Agent, at the [main] offices of ___________ in ___________, _______ in _______ _______ in _______, _______ in _______ and _______ in _______, or at
such
other offices or agencies as the Company may designate, by [United States dollar] check drawn on, or transfer to a United States dollar account maintained by the payee with, a bank in The City of New York] [If applicable, insert--; provided, however, that at the option of the Company payment of interest may be
- --------  -------
made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register] [or by wire transfer to an account maintained by such Person with a bank in The City of New York (so long as the Company has received proper transfer instructions in writing)].

          [If Securities of the series are to be offered to United States Aliens, insert--The Company will pay to the Holder of this Security who is a United States Alien (as defined below) such additional amounts as may be necessary in order that [If the Security is interest-bearing, insert--every net payment of the principal of [(and premium, if any)] and interest on this Security] [If the Security is not to bear interest prior to Maturity, insert--
(i) the net payment of amounts due with respect to this Security (including interest on overdue amounts, if any) and (ii) the net proceeds from the sale or exchange of this Security, including, in each case, amounts accreted in respect of original issue discount], after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed by the United States (as defined below) or any political subdivision or taxing authority thereof or therein upon or as a result of such payment [If the Security is not to bear interest prior to Maturity, insert--or, as a result of such sale or exchange] will not be less than the amount provided for in this Security to be then due and payable [If the Security is not to bear interest prior to Maturity; insert--or, in the case of a sale or exchange, the amount of the net proceeds from the sale or exchange before any such tax, assessment or other governmental charge]; provided, however, that the foregoing obligation to
                            --------  -------
pay additional amounts will not apply to any one or more of the following:

               (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary or member of such Holder, if such Holder is an estate, a trust or a partnership) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary or member) being or having been a citizen or resident or treated as a resident thereof, or being or having been engaged in trade or business or present therein, or having or having had a permanent establishment therein, or -(ii) such Holder's present or former status as a personal holding company, a foreign personal holding company, a controlled foreign corporation for United States tax purposes or a corporation which accumulates earnings to avoid United States federal income tax;

               (b) any tax, assessment or other governmental charge imposed [If the Security is interest-bearing, insert--on interest received by a Person holding, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote] [If the Security is not to bear interest prior to Maturity, insert--by reason of such Holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote];

               (c) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Security, if compliance is required by the statute or by regulation of the United States Treasury Department as a precondition to exemption from such tax, assessment or other governmental charge;

               (d) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or other governmental charge;

               (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of [If the Security is interest-bearing, insert--principal of [(and premium, if any)] or interest on this Security] [If the Security is not to bear interest prior to maturity, insert--principal of (or interest on overdue principal, if any, on) this Security or from payments from the proceeds of a sale or exchange of this Security]; or

               (f) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

nor will additional amounts be paid with respect to any payment of amounts due with respect to this Security to any United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of any such payment to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such a partnership or the beneficial owner would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of this Security. The term "United States Alien" means any Person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust, and the term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.]

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
      -----------------

                              -----------------------

[Seal]                        By
                                 --------------------


Attest:


- ------------------------


                               [Form of Reverse]

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September __, 1992 (herein called the "Indenture"), between the Company and The First National Bank of Boston, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $______]. As provided in the Indenture and subject to certain limitations therein set forth, Registered Securities of this series are exchangeable for a like aggregate principal amount of Registered Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged at any office or agency described below where Registered Securities of this series may be presented for registration of transfer.

          [If applicable, insert--The Securities of this series are subject to redemption [(1)] [If applicable, insert--on _____________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at a Redemption Price equal [Insert formula for determining the amount], [and]

(2)] [If applicable, insert--at any time [on or after ____________, 19__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the accreted value [or principal amount, as the case may be]): If redeemed [on or before ____________________, ____%, and if redeemed] during the 12-month period beginning ____________________ of the years indicated,

          Redemption                Redemption
Year      Price          Year       Price
- ----      -----          ----       -----


and thereafter at a Redemption Price equal to ____% of the accreted value [or principal amount, as the case may be], [If applicable, insert--[and (____)] under the circumstances described in the next [two] succeeding paragraph[s] at a Redemption Price equal to [Insert formula for determining the amount]] [If the Security is interest-bearing, insert--, together in the case of any such redemption [If applicable, insert--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date; provided,
                                                                  --------
however, that installments of interest on this Security whose Stated Maturity is
- -------
on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of busi-ness on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture].

          [If applicable, insert--The Securities of this series are subject to redemption (1) on __________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the accreted value [or principal amount, as the case may be]) set forth in the table below, and (2) at any time [on or after ___________________, 19__], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the accreted value [or principal amount, as the case may be]) set forth in the table below: If redeemed during the 12-month period beginning ____________________ of the years indicated,

        Redemption Price
         for Redemption          Redemption Price for
        Through Operation        Redemption Otherwise
             of the             Than Through Operation
Year      Sinking Fund            of the Sinking Fund
- ----      ------------            -------------------


and thereafter at a Redemption Price equal to ____% of the accreted value [or principal amount, as the case may be]. [If applicable, insert--and (3) under the circumstances described in the next [two] succeeding paragraph[s] at a Redemption Price equal to [Insert formula for determining the amount]] [If the Security is interest-bearing, insert--, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date; provided, however, that installments of
                                         --------  -------
interest on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture].] [Notwithstanding the foregoing, the Company may not, prior to ____________________, redeem any Securities of this series as contemplated by Clause [(2) above as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ____% per annum.]

          [If Securities of the series are to be offered to United States Aliens, insert--The Securities of this series may be redeemed, as a whole but not in part, at the option of the Company, determined as set forth in the preceding paragraph [If the Security interest-bearing, insert--, together with interest accrued to the date fixed for redemption,] if, as a result of any amendment to, or change in, the laws or regulations of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any amendment to or change in an official interpretation or application of such laws or regulations, which amendment or change is effective on or after ___________, 19__, the Company will become obligated to pay additional amounts (as described on the face hereof) [If the Security is interest-bearing, insert-- on the next succeeding Interest Payment Date] [If the Security is not to bear interest prior to Maturity, insert--at Maturity or upon the sale or exchange of any

Security] and such obligation cannot be avoided by the use of reasonable measures available to the Company; provided, however, that (a) no such notice of
                                   --------  -------
redemption may be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional amounts were a payment in respect of the Securities of this series then due [If the Security is not to bear interest prior to Maturity, insert--or were a sale or exchange of a Security of this series then made], and (b) at the time notice of such redemption is given, such obligation to pay such additional amounts remains in effect. Immediately prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred.]

          [The sinking fund for this series provides for the redemption on _______________ in each year, beginning with the year ____ and ending with the year ____ of [not less than] $______[("mandatory sinking fund") and not more than $______] aggregate accreted value [or principal amount, as the case may be] of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made--in the inverse order in which they become due.]]

          Notice of redemption will be given by mail to Holders of Registered Securities, not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.

          In the event of redemption of this Security in part only, a new Registered Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          [The Indenture contains provisions of defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.]

          If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to--insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such
                                             --------  -------
limitations do not
apply to a suit instituted by the Holder hereof for the enforcement of payment of amounts due with respect to this Security on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay amounts due with respect to this Security [(including any additional amounts, as described on the face hereof)] at the times, place[s] and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in [any place where amounts due with respect to this Security are payable], duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form, without coupons, in denominations of $______ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Secu-rity is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture and the Securities and any coupons appertaining thereto shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                               FORM OF ASSIGNMENT

(I) or (we) assign and transfer this Security to

- --------------------------------------------------------------------------------
(Insert assignee's soc. sec. or tax I.D. no.)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code)

and irrevocably appoint

- --------------------------------------------------------------------------------

                            agent to transfer this Security on the books of the
- ---------------------------
Company.  The agent may substitute another to act for him.

- --------------------------------------------------------------------------------

Date:                               Your Signature:
     ---------------                               -------------------


(Sign exactly as your name appears on the other side of this Security)


Signature Guarantee.

                                  EXHIBIT C

                          [Forms of Certification]

                                 EXHIBIT C.1

             [Form of Certificate to Be Given by Euro-Clear
                and Cedel S.A. in Connection with the Exchange of a
                      Portion of a Temporary Global Security]


                                 CERTIFICATE

                            ---------------------

                  [Insert title or sufficient description
                       of Securities to be delivered]


          This is to certify with respect to $       principal amount of the
above-captioned Securities (i) that we have received from each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to such portion substantially in the form attached hereto, and (ii) that we are not submitting herewith for exchange any portion of the temporary global Security representing the above-captioned Securities excepted in such certificates.

          We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the state-ments made by such Qualified Account Holders with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.


Dated:            , 19
[To be dated no earlier than
the Exchange Date]



                             [MORGAN GUARANTY TRUST COMPANY
                             OF NEW YORK, Brussels Office, as
                             Operator of the Euro-clear System]
                             [Cedel S.A.]


                             By
                                -------------------------

                                    C.1-1

                                 EXHIBIT C.2


           [Form of Certificate to Be Given by Euro-Clear and Cedel S.A. to Obtain Interest Prior to an Exchange Date]


                                 CERTIFICATE

                           -----------------------

           [Insert title or sufficient description of Securities]

          We confirm that the interest payable on the Interest Payment Date on [Insert Date] will be paid to each of the persons appearing in our records as being entitled to interest payable on such date from whom we have received a written certification, dated not earlier than such Interest Payment Date, substantially in the form attached hereto. We undertake to retain certificates received from our member organizations in connection herewith for four years from the end of the calendar year in which such certificates are received.

          We undertake that any interest received by us and not paid as provided above shall be returned to the Trustee for the above Securities immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid by such Trustee to the above issuer at the end of two years after such Interest Payment Date.


Dated:             , 19
[To be dated on or after the
relevant Interest Payment Date]



                             [MORGAN GUARANTY TRUST COMPANY
                             OF NEW YORK, Brussels Office, as
                             Operator of the Euro-clear System]
                             [Cedel S.A.]


                             By
                               --------------------------

                                    C.2-1

                                 EXHIBIT C.3


          [Form of Certificate to Be Given by Beneficial Owners to
                 Obtain Interest Prior to an Exchange Date]


                                 CERTIFICATE

                          -------------------------

           [Insert title or sufficient description of Securities]


          This is to certify that as of the Interest Payment Date on [Insert date] and except as provided in the third paragraph hereof, none of the above-captioned Securities held by you for our account was beneficially owned by a United States person or, if any of such Securities held by you for our account were beneficially owned by a United States person, such United States person either provided an Internal Revenue Service Form W-9 with respect to such interest payment or certified with respect to such interest payment that it was an exempt recipient as defined in Section 1.6049-4(c)(1)(ii) of the United States Treasury regulations.

          As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          This certificate excepts and does not relate to U.S. $      principal
amount of the above-captioned Securities appearing in your books as being held for our account as to which we are not yet able to certify and as to which we understand interest cannot be credited unless and until we are able so to certify.

                                     C.3-1

          We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.


Dated:             , 19
[To be dated on or after the relevant
Interest Payment Date]



                             [Name of Person Entitled to
                             Receive Interest]


                             ---------------------------
                               (Authorized Signatory)
                             Name:
                             Title:

                                    C.3-2